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                         Exhibit 23.1

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                CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated January 20, 1999, accompanying the financial statements of the Morgan Stan-ley Dean Witter Select Equity Trust, REIT Portfolio Series 99-1, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                              Deloitte & Touche LLP
                              ---------------------
                              Deloitte & Touche LLP



January 20, 1999
New York, New York